UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

YUNHONG GREEN CTI LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

YUNHONG GREEN CTI LTD.

22160 North Pepper Road

Lake Barrington, Illinois 60010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 30, 2026

To the Shareholders of Yunhong Green CTI Ltd.:

The 2026 annual meeting of shareholders (the “Annual Meeting”) of Yunhong Green CTI Ltd. (the “Company”) will be held at the offices of the Company, 22160 N. Pepper Road, Lake Barrington, Illinois 60010, on Wednesday, December 30, 2026, at 9:00 a.m., Central Standard Time, for the following purposes:

1. To elect the six director nominees named in the accompanying proxy statement, each to serve until the 2027 annual meeting of shareholders and until his or her successor is elected and qualified, subject to earlier death, resignation or removal;

2. To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3. To recommend, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers; and

4. To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2027.

These items of business are described more fully in the accompanying proxy statement. The Board of Directors has fixed the close of business on November 2, 2026 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting.

We are furnishing our proxy materials over the Internet as permitted by the rules of the Securities and Exchange Commission. On or about November 16, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials to our shareholders. The Notice explains how to access the proxy materials online, how to vote, and how to request a paper copy of the proxy materials.

Your participation in the Annual Meeting is important. You may vote over the Internet or by telephone or, if you request that proxy materials be mailed to you, by completing, signing and returning the proxy card enclosed with those materials. If you wish to attend the Annual Meeting in person, you must bring evidence of your ownership of shares as of November 2, 2026, or a valid proxy showing that you represent a shareholder entitled to vote at the meeting.

A list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder, during usual business hours, at the Company’s registered office, 22160 N. Pepper Road, Lake Barrington, Illinois 60010, for at least ten days before the Annual Meeting and at the Annual Meeting. To arrange to examine the list before the meeting, please contact Jana M. Schwan, Secretary, at jmschwan@ctiindustries.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jana M. Schwan
Jana M. Schwan
Chief Executive Officer and Secretary
November 12, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on December 30, 2026

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available at www.proxyvote.com.

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YUNHONG GREEN CTI LTD.

22160 North Pepper Road

Lake Barrington, Illinois 60010

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING THE SOLICITATION

The Board of Directors (the “Board”) of Yunhong Green CTI Ltd. (the “Company,” “we,” “us” or “our”) is furnishing this proxy statement to solicit proxies for use at the 2026 annual meeting of shareholders (the “Annual Meeting”) to be held at 9:00 a.m., Central Standard Time, on Wednesday, December 30, 2026, at 22160 N. Pepper Road, Lake Barrington, Illinois 60010, and at any adjournment or postponement of the meeting. For directions to the Annual Meeting, please call the Company at (847) 382-1000.

Notice of Internet Availability of Proxy Materials

As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are making this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) available to our shareholders over the Internet at www.proxyvote.com. On or about November 16, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of record and beneficial owners as of the Record Date (defined below). The Notice contains instructions on how to access the proxy materials and how to vote. You will not receive a printed copy of the proxy materials unless you request one. To receive a paper or e-mail copy at no charge, follow the instructions in the Notice. To facilitate timely delivery before the Annual Meeting, please make your request on or before December 16, 2026.

How to Vote

Shareholders of record of our common stock may vote in any of the following ways:

●	Over the Internet, at www.proxyvote.com, using the control number printed on the Notice or proxy card, until 11:59 p.m., Eastern Time, on December 29, 2026.

●	By telephone, using the toll-free number shown on the proxy card, until 11:59 p.m., Eastern Time, on December 29, 2026.

●	By mail, if you request a paper copy of the proxy materials, by completing, signing and dating the proxy card and returning it in the envelope provided so that it is received before the Annual Meeting.

●	In person, by attending the Annual Meeting and voting by ballot.

If your shares are held in the name of a broker, bank or other nominee (in “street name”), you will receive instructions from that nominee that you must follow in order for your shares to be voted. If you hold shares in street name and wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your nominee.

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Holders of record of our Series E Convertible Preferred Stock and Series F Convertible Preferred Stock will receive a full set of proxy materials and a separate proxy card directly from the Company and should return the completed proxy card to the Secretary of the Company as directed on that card.

Costs of Solicitation

The Company will bear the cost of preparing, assembling and distributing the proxy materials and of reimbursing brokers, nominees and fiduciaries for their out-of-pocket and clerical expenses in forwarding the proxy materials to beneficial owners. The Company does not currently intend to solicit proxies other than through the Notice and the proxy materials, but certain directors, officers and employees of the Company may solicit proxies personally or by telephone, e-mail or other means without additional compensation. The Company has not engaged, and does not intend to engage, a proxy solicitor.

VOTING SECURITIES, QUORUM AND REQUIRED VOTES

Record Date and Shares Entitled to Vote

Only shareholders of record at the close of business on November 2, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. The following securities were outstanding on the Record Date and are entitled to vote:

Class	Shares Outstanding	Votes
Common Stock, no par value (“Common Stock”)	2,613,670	2,613,670
Series E Convertible Preferred Stock (“Series E Preferred”)	130,000	85,540
Series F Convertible Preferred Stock (“Series F Preferred”)	70,000	46,060
Total votes entitled to be cast		2,745,270

Each share of Common Stock is entitled to one vote on each matter. Under the certificates of designation for the Series E Preferred and the Series F Preferred, the holders of those series vote together with the holders of the Common Stock as a single class on each matter submitted to the holders of the Common Stock, and each share of preferred stock is entitled to 0.658 of a vote, subject to the limitations in the applicable certificate of designation. No matter to be acted on at the Annual Meeting requires a separate vote of any class or series. Our shares do not carry cumulative voting rights.

Quorum

Under our By-Laws, the holders of a majority of the votes of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum, and in no event may a quorum consist of less than one-third of the votes of the shares entitled to vote. Shares represented by proxies that are marked “ABSTAIN,” and broker non-votes, will be counted as present for purposes of determining whether a quorum exists.

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Broker Non-Votes

A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power on that proposal and has not received voting instructions from the beneficial owner. Under the rules that govern brokers, the ratification of the appointment of our independent registered public accounting firm (Proposal Four) is a routine matter on which brokers may vote without instructions. The election of directors (Proposal One) and the two advisory votes on executive compensation (Proposals Two and Three) are non-routine matters. If you hold your shares in street name and do not give voting instructions, your shares will not be voted on Proposals One, Two or Three. Shares that are the subject of a broker non-vote are counted as represented at the Annual Meeting for purposes of determining a quorum, but they are not treated as entitled to vote on the non-routine matters and are not included in determining whether those matters have received the required vote.

Votes Required

Proposal	Vote Required	Effect of Abstentions and Broker Non-Votes
One: Election of directors	Affirmative vote, for each nominee, of a majority of the votes of the shares represented at the Annual Meeting and entitled to vote on the election of directors.	Abstentions will have the same effect as votes against. Broker non-votes will have no effect.

Two: Advisory vote on executive compensation	Affirmative vote of a majority of the votes of the shares represented at the Annual Meeting and entitled to vote on the matter.	Abstentions will have the same effect as votes against. Broker non-votes will have no effect.

Three: Advisory vote on frequency of future advisory votes	The frequency (one, two or three years) that receives the greatest number of votes will be considered the frequency recommended by shareholders.	Abstentions and broker non-votes will have no effect.

Four: Ratification of auditors	Affirmative vote of a majority of the votes of the shares represented at the Annual Meeting and entitled to vote on the matter.	Abstentions will have the same effect as votes against. No broker non-votes are expected.

Voting of Proxies

If you properly submit a proxy and specify how your shares are to be voted, your shares will be voted as you direct. If you submit a signed proxy without voting instructions, your shares will be voted “FOR” each of the six director nominees named in Proposal One, “FOR” Proposal Two, for “THREE YEARS” on Proposal Three, and “FOR” Proposal Four.

Revocation of Proxies

A shareholder of record who submits a proxy may revoke it at any time before the shares are voted by (i) delivering a written notice of revocation to the Secretary of the Company, (ii) submitting a later-dated proxy, including a later vote over the Internet or by telephone before the deadline stated above, or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself revoke a proxy. If you hold shares in street name, you must follow your nominee’s instructions to change your vote.

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Discretionary Voting Power

The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. If any other matter is properly presented at the Annual Meeting, the person named as proxy will have discretionary authority to vote on that matter in accordance with her best judgment. Under our By-Laws, no business other than that stated in the notice of the meeting may be transacted at the meeting without the unanimous consent of all the shareholders entitled to vote.

PROPOSAL ONE: ELECTION OF DIRECTORS

Six directors will be elected at the Annual Meeting, each to serve until the 2027 annual meeting of shareholders and until his or her successor is elected and qualified, subject to earlier death, resignation or removal. The Board, on the recommendation of the Nominating and Governance Committee, has nominated the six persons named below, each of whom is currently a director of the Company. Each nominee has consented to being named in this proxy statement and to serve if elected. If a nominee is unable to serve, which the Board has no reason to expect, the persons named as proxies intend to vote for the remaining nominees and, if the Board so determines, for a substitute nominee selected by the Board. Shareholders may vote “FOR” or “AGAINST” or may “ABSTAIN” with respect to each nominee.

Information Concerning the Nominees

Name	Age	Position with the Company	Director Since
Jana M. Schwan	50	Chief Executive Officer, Secretary and Director	April 2025
Darlene Chiu Bryant	63	Director	July 2025
Gerald (J.D.) Roberts, Jr.	67	Director	January 2022
Fred H.F. Chak	46	Chairman of the Board	March 2026
Iris Chan	39	Director	January 2026
Jeffrey Leader	65	Director	November 2025

Jana M. Schwan, Chief Executive Officer, Secretary and Director. Ms. Schwan has served as Chief Executive Officer since November 2024 and as a director since April 2025. She has been employed by the Company since September 2002 in progressively more responsible operational, purchasing and product development roles. She was named Vice President of Operations in 2017 and Chief Operating Officer in 2020, and she currently leads the Company’s sales, marketing and business development activities in addition to all of its operations. Ms. Schwan’s more than 20 years with the Company and her detailed knowledge of its operations, customers and products led the Board to conclude that she should serve as a director.

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Darlene Chiu Bryant, Director. Ms. Bryant has served as a director since July 2025. Since August 2025 she has been a partner at Access Point Advisors, an advisory firm established to support the growth of companies offering sustainable solutions. She is the founder of GlobalSF, a not-for-profit organization established in 2018 to support San Francisco’s economic development efforts with global partners, which she led from 2018 to August 2025 and continues to support in an unpaid capacity. She previously led ChinaSF, a public-private partnership of the City of San Francisco. Earlier in her career she worked overseas in the pharmaceutical and biotechnology sectors for German, Japanese and Chinese multinational firms, and in communications and public affairs for the Office of the Mayor of San Francisco, East West Bank, United Commercial Bank and Pacific Gas & Electric Company. Ms. Bryant is a Trustee of the Chinese American International School in San Francisco and a member of the advisory board of the University of San Francisco Center for Asia Pacific Studies. She has a B.S. in Marketing and Accounting from the University of San Francisco. Her experience in cross-border investment, economic development and public affairs led the Board to conclude that she should serve as a director.

Gerald (J.D.) Roberts, Jr., Director. Mr. Roberts has served as a director since January 2022 and served as interim Chairman of the Board from February 17, 2026 to April 27, 2026. He has been Vice President of Strategy and Business Development at Centene Corporation, a healthcare enterprise, since 2018. In the previous 20 years he held several senior roles at Aerojet Rocketdyne Holdings, Inc. and GenCorp/Aerojet. His career began in the aerospace and electronics industries in the United States and Australia, where he worked with companies including E-Systems, McDonnell Douglas, Northrop Grumman, Gulfstream, Learjet and Hawker de Havilland. Mr. Roberts received his MBA (Finance) from the University of California, Davis, and his B.S. in Mechanical Engineering from Virginia Tech. His experience in engineering, finance and operations, and in strategic planning, organizational restructuring, and mergers, acquisitions and divestitures, led the Board to conclude that he should serve as a director.

Fred H.F. Chak, Chairman of the Board. Mr. Chak was appointed a director on March 27, 2026 and has served as Chairman of the Board since April 27, 2026, succeeding Mr. Roberts, who served as interim Chairman from February 17, 2026. Mr. Chak is the founder and Chief Executive Officer of GL Soft, a business-to-business software and artificial intelligence company with more than 100 employees in the United Kingdom, Canada, Singapore, Taiwan and Vietnam, which he has led since 2021. He has also served since 2025 as Managing Director and a board member of AFP Inc., a corporate advisory group specializing in global restructuring and access to the U.S. capital markets, and since 2024 as Managing Director and a board member of Manuka Management, Inc., a multi-strategy quantitative fund, and he is an Adjunct Associate Professor at The University of Hong Kong Business School. Mr. Chak has not served as a director of any other public company during the past five years. His experience in enterprise software, quantitative investment and cross-border corporate advisory work, and in guiding companies through financial and operational transformations and access to the U.S. public markets, led the Board to conclude that he should serve as a director.

Iris Chan, Director. Ms. Chan was elected a director and Chair of the Audit Committee on January 22, 2026. Since March 2025 she has been Accounting Manager of Yen Bros. Food Service Limited, and from 2022 to 2024 she was a self-employed accounting consultant. She has over 10 years of experience leading finance teams in the consumer products distribution and property development industries in Canada and Hong Kong, and previously worked in the audit practice of a Big Four accounting firm. Ms. Chan is a Chartered Professional Accountant in Canada and a Certified Public Accountant in Hong Kong and holds a Master of Laws (LLM) from The University of Hong Kong. Her expertise in financial reporting, internal controls, compliance and corporate governance led the Board to conclude that she should serve as a director.

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Jeffrey Leader, Director. Mr. Leader has served as a director since November 25, 2025. He is chairman of Hermes Deployment Corporation, formed in 2019, a business advisory and execution firm specializing in U.S.-China technology transfer, merger and cross-border market-entry projects. He also serves as an advisor on China trade and affairs to members of the United States Congress and to California state office holders, and has been a program lecturer at Stanford University. Before forming Hermes, he served for over 20 years in California state government, where he was Director of International Relations for the State Assembly. Mr. Leader holds a Juris Doctor degree and a Bachelor of Arts in Marketing and Communications. His experience in cross-border business development and government affairs led the Board to conclude that he should serve as a director.

Mr. Leader was recommended as a director candidate by Yubao Li, then Chairman of the Board and a non-management director who, together with entities he controls, held more than five percent of the Common Stock. Mr. Chak and Ms. Chan were each recommended by Chao (Alex) Feng, the Company’s Vice President, Strategy and Business Development, who is also a manager of Icy Mellon LLC and Mitzners Consulting, LLC, each a holder of more than five percent of the Common Stock, and has voting and investment power over the shares held by each.

There are no family relationships among our directors and executive officers. Ms. Schwan is the daughter of John H. Schwan, who before his retirement served the Company in several capacities, including as Chairman of the Board. There are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected. No nominee has been involved in any legal proceeding required to be disclosed under Item 401(f) of Regulation S-K.

Vote Required

In prior years the Company’s proxy statements stated that directors are elected by a plurality of the votes cast, as provided in Article II, Section 3 of the By-Laws. The Board has determined, on the advice of Illinois counsel, that Section 7.60 of the Illinois Business Corporation Act of 1983 governs the vote required for the election of directors and that the By-Law provision is inoperative to the extent it is inconsistent with the statute, which does not permit the By-Laws to establish a lower standard.

Each nominee will be elected if he or she receives the affirmative vote of a majority of the votes of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. An abstention with respect to a nominee will have the same effect as a vote against that nominee. Broker non-votes will have no effect on the election of the nominees. If a nominee does not receive the required vote, the resulting vacancy may be filled by the Board in accordance with the By-Laws.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE SIX NOMINEES NAMED IN THIS PROPOSAL.

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CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board in accordance with the Illinois Business Corporation Act of 1983 and the Company’s Articles of Incorporation and By-Laws. Members of the Board keep informed about the Company’s business through discussions with the Chairman of the Board, the Chief Executive Officer and other officers, by reviewing materials provided to them, and by participating in meetings of the Board and its committees. The By-Laws provide for a Board of no fewer than three and no more than seven directors, each elected for a one-year term. The Board currently has six members.

Changes to the Board Since the 2025 Annual Meeting

The composition of the Board has changed since the 2025 annual meeting of shareholders. The Board appointed Mr. Leader as a director on November 25, 2025. On January 19, 2026, the Board accepted the resignation of Philip Wong, who had served as Chair of the Audit Committee and as lead independent director, and on January 22, 2026 the Board elected Ms. Chan as a director and Chair of the Audit Committee. On February 17, 2026, Yubao Li resigned as Chairman of the Board and as a director, and the Board appointed Mr. Roberts as interim Chairman. The Board appointed Mr. Chak as a director on March 27, 2026 and as Chairman of the Board effective April 27, 2026.

Director Independence

The Board has determined that each of Mr. Chak, Ms. Bryant, Ms. Chan, Mr. Leader and Mr. Roberts is independent under the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). Ms. Schwan, our Chief Executive Officer, is not independent. In making these determinations, the Board considered the consulting fees paid to Mr. Leader during 2025, before he joined the Board, described under “Director Compensation” below, and the shares issued to him for consulting services in 2024, and determined that those payments did not impair his independence. Each member of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee is independent under the Nasdaq listing standards applicable to that committee.

Meetings and Attendance

The Board met fourteen times during 2025. No director then in office was absent from more than one meeting, and each attended at least 75% of the aggregate of the meetings of the Board and of the committees on which he or she served during the period of his or her service. The Company encourages, but does not require, directors to attend the annual meeting of shareholders. No director attended the 2025 annual meeting of shareholders.

Board Leadership Structure

The positions of Chairman of the Board and Chief Executive Officer are held by different persons. Mr. Chak serves as Chairman of the Board and Ms. Schwan serves as Chief Executive Officer. Ms. Schwan is responsible for senior management functions and reports to the Board. The Board believes that this allocation of roles provides an effective leadership model for the Company at this time, giving both the Board and management perspective and direction on business strategy and plans. The Company has no bylaw or policy that requires the two positions to be separate or combined, and the Board periodically evaluates its leadership structure. The Board has not designated a lead independent director since Mr. Wong’s resignation in January 2026. Five of the Board’s six members are independent, and independent directors chair and constitute each of the Board’s committees.

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Board Role in Risk Oversight

The Board plays an active role, as a whole and at the committee level, in overseeing the management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations and the risks associated with each. The Audit Committee oversees the management of financial risks through regular meetings with the Company’s independent registered public accounting firm, the Chief Executive Officer and the Corporate Controller. The Compensation Committee evaluates risks relating to executive compensation and other compensatory arrangements. The Nominating and Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. The entire Board is regularly informed about these risks through management and committee reports.

Committees of the Board

The Board has standing Audit, Compensation, and Nominating and Governance Committees. The current members of each committee are as follows:

Director	Audit	Compensation	Nominating and Governance
Iris Chan	Chair
Darlene Chiu Bryant	Member	Member	Member
Gerald (J.D.) Roberts, Jr.	Member	Chair	Chair
Jeffrey Leader		Member	Member

Audit Committee

The Audit Committee is composed of Ms. Chan (Chair), Ms. Bryant and Mr. Roberts. Each member is independent under the Nasdaq listing standards and Rule 10A-3(b) under the Securities Exchange Act of 1934 (the “Exchange Act”). The Board has determined that Ms. Chan is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Audit Committee is responsible for appointing, compensating, retaining and overseeing the Company’s independent registered public accounting firm; assisting the Board in its oversight of the financial reports the Company provides to the SEC and its shareholders and of the Company’s internal financial and accounting controls; and recommending, establishing and monitoring procedures designed to improve the quality and reliability of the Company’s financial disclosure. The Audit Committee has adopted procedures for the confidential and anonymous submission of concerns regarding accounting and auditing matters. The Audit Committee operates under a written charter, which is available on the Company’s website at www.ctiindustries.com under “Investor Relations.” The Audit Committee met four times during 2025.

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Compensation Committee

The Compensation Committee is composed of Mr. Roberts (Chair), Ms. Bryant and Mr. Leader. The Compensation Committee reviews and acts on the Company’s executive compensation and employee benefit and retirement plans, including their establishment, modification and administration, and recommends to the Board the compensation of the Chief Executive Officer and certain other executive officers. The Chief Executive Officer does not participate in deliberations on her own compensation. The Compensation Committee did not engage a compensation consultant during 2025. The Compensation Committee operates under a written charter, which is available on the Company’s website at www.ctiindustries.com under “Investor Relations.” The Compensation Committee met once during 2025.

Nominating and Governance Committee

The Nominating and Governance Committee is composed of Mr. Roberts (Chair), Ms. Bryant and Mr. Leader. The committee operates under a written charter adopted by the Board on November 12, 2026, which is available on the Company’s website at www.ctiindustries.com under “Investor Relations.” The committee has not adopted a formal policy on the consideration of director candidates recommended by shareholders. The Board believes that the continuing service of qualified incumbent directors promotes stability and continuity, and the committee’s process for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the criteria for membership on the Board. For anticipated vacancies, the committee intends to seek and evaluate candidates from a variety of sources, which may include recommendations by shareholders, members of management, directors and consultants, and it would evaluate a candidate recommended by a shareholder on the same basis as other candidates. The minimum qualifications for candidates include demonstrated business experience, decision-making ability, personal integrity and a good reputation. The committee does not have a formal policy on diversity, but it considers diversity of background and experience together with the other qualifications of candidates. In light of this process, the Board believes a formal written policy on shareholder recommendations is not necessary. The Nominating and Governance Committee did not meet during 2025. In November 2026 the committee, acting by unanimous written consent, recommended that the Board nominate the six incumbent directors for election at the Annual Meeting, and the Board approved the nominations.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board should send correspondence to the attention of the Nominating and Governance Committee, c/o Yunhong Green CTI Ltd., 22160 N. Pepper Road, Lake Barrington, Illinois 60010, and should include evidence that the sender is a shareholder of the Company, such as contemporaneous correspondence from a brokerage firm showing the identity of the shareholder and the number of shares held. The Chair of the Nominating and Governance Committee will review all correspondence confirmed to be from shareholders and will decide, in his discretion, whether to forward the correspondence or a summary of it to the Board or a committee of the Board.

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Code of Ethics

The Company has adopted a code of ethics that applies to its senior executive and financial officers. A copy is available on the Company’s website at www.ctiindustries.com under “Investor Relations.” The Company will provide a copy of the code of ethics without charge to any person on written request to the Secretary at 22160 N. Pepper Road, Lake Barrington, Illinois 60010.

Insider Trading Policy

The Company has not adopted written insider trading policies and procedures governing the purchase, sale and other disposition of its securities by directors, officers and employees. The Board has concluded that, as a small company with a small number of directors, officers and employees, the Company does not have the same exposure to the handling of material nonpublic information as a larger company, and that written policies are not necessary at this time. The Company provides each new director with a memorandum summarizing the principal legal compliance obligations of directors of a public company, including the prohibition on trading while in possession of material nonpublic information, and directors, officers and employees remain subject to the federal securities laws governing insider trading.

Hedging

The Company has not adopted practices or policies regarding the ability of its employees, officers or directors to purchase financial instruments, or otherwise engage in transactions, that hedge or offset any decrease in the market value of the Company’s equity securities.

Executive Compensation Recovery Policy

During 2023, the Company adopted an Executive Compensation Recovery Policy under which certain incentive-based compensation received by executive officers may be recovered by the Company in the event of an accounting restatement, subject to a three-year lookback period and the other terms of the policy.

Executive Officers

Ms. Schwan, whose biography appears under Proposal One, is the Company’s Chief Executive Officer and Secretary. Sree Kommana, age 45, has served as the Company’s Corporate Controller since March 2025 and was designated Principal Financial Officer on July 8, 2025. From September 2021 to February 2025, Ms. Kommana was an independent finance and accounting consultant, with engagements at Sunnova Energy Corporation (inventory system implementation and reconciliation), Harvest Midstream (lease accounting implementation under ASC 842) and Paysafe (corporate and operations accounting, inventory analytics and reconciliations). Ms. Kommana is a Certified Public Accountant, Certified Internal Auditor, Certified Management Accountant and Certified Fraud Examiner, and holds a Master of Information Systems from Baylor University.

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COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

The Company is a “smaller reporting company” under Item 10 of Regulation S-K and has elected to provide the scaled executive compensation disclosure available to smaller reporting companies.

Summary Compensation Table

The following table sets forth the compensation of our principal executive officer for the fiscal years ended December 31, 2025 and 2024. The Company had no executive officer other than its principal executive officer during 2025. The individual named in the table is referred to in this proxy statement as our “named executive officer.”

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Jana M. Schwan	2025	275,000	0	0	10,500	285,500
Chief Executive Officer (3)	2024	239,500	167,500	0	9,500	416,500

(1) Represents the aggregate grant date fair value of the 25,000 shares of restricted stock granted in November 2024, computed in accordance with FASB ASC Topic 718 based on the closing price of the Common Stock on the grant date of $6.70 per share (as adjusted for the reverse stock split). No stock award was granted to Ms. Schwan in 2025. The Company’s Annual Report on Form 10-K reported in this column the compensation expense recognized in each year ($18,096 for 2025 and $48,657 for 2024).

(2) Insurance premiums.

(3) Ms. Schwan served as Chief Operating Officer from 2020 until she became Chief Executive Officer in November 2024.

Narrative Disclosure to Summary Compensation Table

Employment Agreement with Ms. Schwan

The Company entered into an offer letter agreement with Ms. Schwan dated November 26, 2024 in connection with her appointment as Chief Executive Officer. The agreement provides for an annual base salary of $275,000, subject to annual adjustment for increases in the consumer price index (Ms. Schwan declined the adjustment for 2025 in light of the Company’s financial position), and a cash performance bonus of $250,000 payable if, during her employment, the Common Stock trades at or above $50.00 per share (as adjusted for the reverse stock split) for ten or more consecutive trading days. No bonus was earned or paid for 2025. The agreement provided for a sign-on grant of 2,500 shares of Common Stock and a long-term incentive award of 22,500 shares of restricted stock, both of which were made under the Plan in a single grant of 25,000 shares dated November 11, 2024, the date of her appointment, as described below. Ms. Schwan’s employment is at will. The agreement contains confidentiality covenants and covenants not to compete with the Company or solicit its customers or employees during her employment and for 24 months after it ends, and the severance and change in control provisions described under “Payments Upon Termination or Change in Control” below.

Share amounts and per-share prices in this section give effect to the one-for-ten reverse stock split of the Common Stock that became effective on October 1, 2025.

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Restricted Stock Award

Of the 25,000 shares granted to Ms. Schwan on November 11, 2024, the 2,500 sign-on shares were not subject to vesting conditions and were released to her on November 26, 2024. The restrictions on the remaining 22,500 shares lapse in four equal installments of 5,625 shares, in each case subject to her continued employment through the date the condition is met:

●	when the Company’s trailing-twelve-month EBITDA equals or exceeds $0.7 million at any time on or after January 1, 2026;

●	when the Common Stock trades at or above $30.00 per share for ten or more consecutive trading days;

●	if Ms. Schwan remains an employee of the Company as of January 1, 2027; and

●	upon the Company’s successful refinancing of its credit facility. This condition was satisfied on September 30, 2025 and 5,625 shares vested on that date and were issued to Ms. Schwan in the first quarter of 2026.

The Compensation Committee is responsible for determining when these conditions have been satisfied. Unvested shares are held in escrow by the Company and are forfeited if Ms. Schwan’s employment ends before they vest, and she may vote them and receive any dividends on them while they remain subject to restriction.

Cash Incentives

The Board previously adopted an Incentive Compensation Plan under which executive and managerial employees may receive incentive payments based on the Company’s income before income taxes and incentive compensation, if that income exceeds $100,000 for a quarter and $250,000 for the year. Aggregate awards may not exceed sixteen percent of that income, and no participant may receive more than his or her annual base compensation. No amounts were paid under this plan for 2025 or 2024. The Board is considering terminating this plan and adopting a revised incentive plan. No replacement plan has been adopted.

Long-Term Equity Incentives

The Company’s shareholders approved the Company’s incentive stock plan on June 8, 2018 (the “Plan”). Under the Plan, the Compensation Committee may grant incentive stock options, non-statutory options, restricted stock awards and stock grants to officers, directors, management personnel and consultants of the Company. Awards are determined by the Compensation Committee, in consultation with management, taking into account individual performance, corporate performance, and prior grants to and stock ownership of the recipient.

Compensation Recovery Policy

In 2023 the Board adopted an Executive Compensation Recovery Policy under which incentive-based compensation received by current or former executive officers may be recovered if the Company is required to restate its financial statements, measured over a three-year lookback period and otherwise as provided in the policy. The policy was filed as Exhibit 97 to the Company’s Annual Report on Form 10-K for 2023. No recovery analysis has been required under the policy.

Policies and Practices Related to the Grant of Options

The Company did not grant stock options, stock appreciation rights or similar option-like instruments during 2025 and does not currently grant such awards as part of its compensation program. Accordingly, the Company has no policy or practice on the timing of such awards in relation to the disclosure of material nonpublic information.

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Retirement Benefits

The Company maintains a tax-qualified 401(k) employee savings plan in which all salaried employees are eligible to participate. Employees may contribute up to 15% of their eligible compensation. The Company may make matching contributions under the plan but made none during 2025 or 2024.

Outstanding Equity Awards at December 31, 2025

Name	Number of Unearned Shares That Have Not Vested (#)	Market or Payout Value of Unearned Shares That Have Not Vested ($)(1)
Jana M. Schwan	16,875	61,256

(1) Based on the closing price of the Common Stock on December 31, 2025 of $3.63 per share.

Payments Upon Termination or Change in Control

Severance. If the Company terminates Ms. Schwan’s employment for a reason other than cause, death or disability, each as defined in her offer letter agreement, she is entitled to continuation of her base salary for 52 weeks, paid on the Company’s regular payroll dates, and to payment of the premiums for continued group health coverage under COBRA for the same period or, if earlier, until she becomes eligible for coverage from another employer. Both benefits are conditioned on her executing, within 70 days after termination, a separation agreement containing a general release of claims, and cease if the Company reasonably determines that she has breached her restrictive covenants or committed acts constituting cause.

Change in control. The agreement provides that the restrictions on Ms. Schwan’s long-term incentive shares lapse upon a change in control of the Company occurring during her employment, whether or not the performance and service conditions have been met. For this purpose a change in control means, as determined by the Board, (i) the acquisition by any person other than Yubao Li or an entity he controls (a “Li Entity”) of beneficial ownership of fifty percent or more of the voting power of the Company’s outstanding voting securities; (ii) a merger or consolidation after which the Company’s voting securities outstanding before the transaction represent less than fifty percent of the voting power of the surviving entity or its parent, unless one or more Li Entities hold the controlling interest, or a sale of all or substantially all of the Company’s assets to a person other than a Li Entity; or (iii) a change in the composition of the Board during any twelve-month period as a result of which fewer than a majority of the directors are persons who were directors on November 26, 2024 or were elected with the affirmative votes of the Li Entities. The agreement does not provide for any other payment or benefit in connection with a change in control. On November 12, 2026, the Company and Ms. Schwan amended the offer letter and the award agreement to provide that directors appointed or elected with the approval of a majority of the incumbent directors are also treated as incumbent directors, and Ms. Schwan confirmed that the changes in the composition of the Board since February 2026, which resulted from the resignation of Mr. Li and the filling of vacancies by the Board, did not constitute a change in control and waived any accelerated vesting that might otherwise have resulted from them.

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Pay Versus Performance

The following table and narrative provide information about the relationship between executive compensation actually paid, calculated as required by Item 402(v) of Regulation S-K, and certain measures of the Company’s financial performance. As a smaller reporting company providing this disclosure for the first time, the Company presents two fiscal years.

Year	Summary Compensation Table Total for Ms. Schwan ($)	Compensation Actually Paid to Ms. Schwan ($)	Summary Compensation Table Total for Mr. Cesario ($)	Compensation Actually Paid to Mr. Cesario ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income (Loss) ($)
2025	285,500	249,219	N/A	N/A	28.36	(2,530,000)
2024	416,500	372,600	335,500	191,500	42.66	(1,499,000)

Ms. Schwan has served as principal executive officer since November 2024. Frank Cesario served as principal executive officer during 2024 until his resignation in November 2024. The Company had no named executive officers other than its principal executive officers in either year. Compensation actually paid is the Summary Compensation Table total, less the amount reported in the Stock Awards column, adjusted for the year-end fair value of unvested awards granted during the year, the change in fair value of unvested awards granted in prior years, the fair value at vesting of awards that vested during the year, and the fair value at the end of the prior year of awards forfeited during the year. Compensation actually paid to Ms. Schwan for 2024 reflects the year-end value of the unvested shares awarded to her in November 2024, and the lower amount for 2025 reflects the decline in the market price of the Common Stock during 2025, which reduced the value of those unvested shares. The decline in compensation actually paid between the two years therefore tracks the decline in total shareholder return over the same period. Net loss increased from 2024 to 2025 while compensation actually paid decreased; the Company does not use net loss as a performance measure in its compensation program, and the only performance conditions in Ms. Schwan’s award relate to EBITDA, the stock price and the refinancing of the Company’s credit facility.

Director Compensation

The following table sets forth the compensation of the Company’s non-employee directors for the fiscal year ended December 31, 2025. Ms. Schwan receives no additional compensation for her service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(4)	All Other Compensation ($)	Total ($)
Gerald (J.D.) Roberts, Jr.	12,000	3,150	0	15,150
Darlene Chiu Bryant (1)	6,000	1,225	0	7,225
Jeffrey Leader (2)	1,000	213	30,000	31,213
Yubao Li (3)	0	0	0	0
Philip Wong (3)	12,000	3,150	0	15,150
Douglas Bosley (3)	4,000	788	0	4,788

(1) Ms. Bryant joined the Board on July 8, 2025.

(2) Mr. Leader joined the Board on November 25, 2025. All Other Compensation consists of $30,000 of fees for consulting services provided to the Company from July through September 2025 under a consulting agreement approved by the Board, before he joined the Board. His cash fee represents one month of service as a director.

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(3) Former director. Mr. Bosley resigned on May 1, 2025. Mr. Wong resigned on January 19, 2026. Mr. Li resigned as Chairman of the Board and as a director on February 17, 2026.

(4) Stock awards represent the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the restricted stock granted to each director in 2025, based on the closing price of the Common Stock on the grant date ($6.30 for Messrs. Roberts, Wong and Bosley, $4.90 for Ms. Bryant and $5.10 for Mr. Leader). Each independent director receives 500 shares for a full year of service, allocated according to the months served. At December 31, 2025, no shares of restricted stock held by non-employee directors remained unvested.

Each independent director receives an annual cash fee of $12,000 and an annual grant of restricted stock that vests over twelve months. Payments to non-employee directors were suspended during 2019 and resumed in January 2022. In each of 2023 and 2024 the annual grant was 500 shares (5,000 shares before the reverse stock split). During 2025, the independent directors were granted an aggregate of 1,417 shares of restricted stock, allocated according to the number of months served. Ms. Chan and Mr. Chak joined the Board in 2026 and received no compensation for 2025. Mr. Chak receives the same compensation as the other independent directors and no additional compensation for serving as Chairman of the Board.

PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act requires the Company to give its shareholders the opportunity to vote, on a non-binding advisory basis, to approve the compensation of its named executive officers as disclosed in this proxy statement. The Company last held this vote at its 2023 annual meeting of shareholders.

The Company’s executive compensation program is intended to attract and retain the leadership the Company needs and to align the interests of its executives with those of its shareholders. The principal elements of the program are a base salary, a performance-based cash bonus opportunity, and a restricted stock award that vests largely on the achievement of operating, financing and share price objectives. Shareholders are encouraged to read the section of this proxy statement titled “Compensation of Executive Officers and Directors,” including the compensation tables and the accompanying narrative.

The Board asks shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders of Yunhong Green CTI Ltd. approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2026 annual meeting of shareholders pursuant to Item 402 of Regulation S-K, including the compensation tables and the accompanying narrative disclosure.”

This vote is advisory and is not binding on the Company, the Board or the Compensation Committee. The Board and the Compensation Committee value the views of shareholders and will consider the outcome of the vote when making future decisions on executive compensation.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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PROPOSAL THREE: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act also requires the Company to give its shareholders the opportunity, at least once every six years, to vote on a non-binding advisory basis on how frequently the Company should hold the advisory vote on executive compensation. Shareholders may vote for a frequency of every one year, every two years or every three years, or may abstain. The Company last held this vote at its annual meeting on June 29, 2020, at which shareholders favored a frequency of every three years, and the Company has held the advisory vote on executive compensation every three years since then.

The Board recommends that the advisory vote on executive compensation continue to be held every three years. The Company’s compensation program is not complex and includes awards that are earned over several years, and the Board believes that a three-year interval gives shareholders an appropriate period over which to evaluate the program against the Company’s performance, while allowing the Board and the Compensation Committee time to consider and respond to the results of each vote. Shareholders who have concerns about executive compensation between votes may communicate with the Board as described under “Shareholder Communications with the Board.”

Shareholders are not voting to approve or disapprove the Board’s recommendation. The proxy card provides four choices: one year, two years, three years or abstain.

This vote is advisory and is not binding on the Company or the Board. The Board will consider the outcome of the vote in deciding how often to hold the advisory vote on executive compensation, but it may decide that it is in the best interests of the Company and its shareholders to hold the vote more or less frequently than the frequency receiving the most votes. If a frequency of three years is adopted, the next advisory vote on executive compensation would be held at the 2029 annual meeting of shareholders.

Vote Required

The frequency that receives the greatest number of votes will be considered the frequency recommended by shareholders. Abstentions and broker non-votes will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR A FREQUENCY OF EVERY “THREE YEARS” FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

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PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Wolf & Company, P.C. (“Wolf”), a firm registered with the Public Company Accounting Oversight Board (“PCAOB”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2027. Wolf has served as the Company’s independent registered public accounting firm since April 2024. Shareholder ratification of the appointment is not required by the Company’s By-Laws or otherwise, but the Board is submitting the appointment to shareholders as a matter of good corporate practice. If shareholders do not ratify the appointment, the Audit Committee will reconsider it. Even if the appointment is ratified, the Audit Committee may appoint a different firm at any time if it determines that a change would be in the best interests of the Company and its shareholders.

Representatives of Wolf are not expected to be present at the Annual Meeting.

Change in Independent Registered Public Accounting Firm During 2024

On April 1, 2024, the Audit Committee dismissed BF Borgers CPA PC (“BF Borgers”), which had served as the Company’s independent registered public accounting firm since December 2022, and approved the engagement of Wolf as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, effective on that date.

The reports of BF Borgers on the Company’s financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that they included an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern. During those fiscal years and the subsequent interim period through April 1, 2024, there were no disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BF Borgers, would have caused it to make reference to the subject matter of the disagreement in its reports, and, as disclosed in the Company’s Current Report on Form 8-K filed April 5, 2024, management identified a material weakness in the Company’s internal control over financial reporting relating to limited staffing, reliance on certain personnel and employee turnover and concluded that internal control over financial reporting was not effective as of December 31, 2023 and 2022. That report stated that there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K, except as discussed in connection with that material weakness.

During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through March 31, 2024, the Company did not consult Wolf regarding any of the matters described in Item 304(a)(2) of Regulation S-K. On May 3, 2024, the SEC entered an order permanently denying BF Borgers the privilege of appearing or practicing before the SEC as an accountant. BF Borgers accordingly can no longer issue audit reports or consents, and Wolf subsequently re-audited the Company’s financial statements for the fiscal year ended December 31, 2023. BF Borgers furnished a letter dated April 2, 2024, filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed April 5, 2024, stating that it agreed with the statements in that report as related to BF Borgers and had no basis to agree or disagree with the other statements. Before filing this proxy statement, the Company furnished the foregoing disclosure to BF Borgers, at its last known address, and to Wolf in accordance with Instruction 2 to Item 304 of Regulation S-K on October 29, 2026. Because BF Borgers is not permitted to appear or practice before the SEC, the Company has not obtained a letter from BF Borgers regarding this disclosure, consistent with the statement of the staff of the SEC’s Division of Corporation Finance dated May 3, 2024 regarding BF Borgers. Wolf has served as the Company’s independent registered public accounting firm since April 1, 2024, audited the Company’s financial statements for the fiscal years ended December 31, 2025 and 2024 (and re-audited the fiscal year ended December 31, 2023), and has been engaged for the fiscal year ending December 31, 2026.

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Fees Billed by Independent Registered Public Accounting Firm

The following table sets forth the fees billed to the Company by Wolf for professional services for the fiscal years ended December 31, 2025 and 2024:

	2025	2024
Audit Fees (1)	$357,000	$629,500
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$357,000	$629,500

(1) Includes fees and expenses for the audit of the Company’s annual financial statements and the reviews of its quarterly financial statements. Fees for 2024 include the re-audit of the Company’s financial statements for the fiscal year ended December 31, 2023.

Pre-Approval Policy

All audit, tax and other services to be performed for the Company by its independent registered public accounting firm must be pre-approved by the Audit Committee. The Audit Committee reviews a description of the services and an estimate of the anticipated costs. Services that have not been approved may not begin until approval has been granted. Pre-approval is usually granted at regularly scheduled meetings. If unanticipated items arise between meetings, the Audit Committee has delegated approval authority to its Chair, who reports any such pre-approval to the full committee at its next meeting. All of the services reflected in the table above were pre-approved by the Audit Committee.

Vote Required

Ratification of the appointment of Wolf requires the affirmative vote of a majority of the votes of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against this proposal. Because brokers have discretionary authority to vote on this proposal without instructions from the beneficial owner, no broker non-votes are expected.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and with Wolf the Company’s audited financial statements for the fiscal year ended December 31, 2025. The Audit Committee discussed with Wolf the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee also received the written disclosures and the letter from Wolf required by the applicable requirements of the PCAOB regarding Wolf’s communications with the Audit Committee concerning independence, and discussed with Wolf its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Iris Chan, Chair

Darlene Chiu Bryant

Gerald (J.D.) Roberts, Jr.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of the Record Date regarding the beneficial ownership of each class of the Company’s voting securities by (i) each person known to the Company to beneficially own more than five percent of any class, (ii) each director and nominee, (iii) each named executive officer and (iv) all directors and executive officers as a group. Beneficial ownership is determined under the rules of the SEC. A person is deemed to beneficially own a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security, and is deemed to beneficially own any security that the person has the right to acquire within 60 days. Percentages for the Common Stock are based on 2,613,670 shares outstanding on the Record Date. Unless otherwise noted, the address of each person listed is c/o Yunhong Green CTI Ltd., 22160 N. Pepper Road, Lake Barrington, Illinois 60010.

Common Stock

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class
Directors and Named Executive Officers
Fred H.F. Chak	0	*
Jana M. Schwan (1)	33,573	1.3%
Gerald (J.D.) Roberts, Jr.	2,000	*
Darlene Chiu Bryant	0	*
Iris Chan	0	*
Jeffrey Leader	10,042	*
All directors and executive officers as a group (6 persons)	45,615	1.7%
Other Beneficial Owners of More Than 5%
Yubao Li (2), c/o LF International Pte. Ltd., 470 North Bridge Road, #05-12, Bugis Cube, Singapore 188735	710,000	27.2%
Main Works International Limited	325,000	12.4%
Chao Feng (3), c/o Yunhong Green CTI Ltd., 22160 N. Pepper Road, Lake Barrington, Illinois 60010	516,713	19.8%
Mitzners Consulting, LLC (3), 5900 Balcones Drive, Suite 100, Austin, Texas 78732	306,469	11.7%
Icy Mellon LLC (3), 22 East 78th Street, New York, New York 10075	210,244	8.0%
Shuai Wang, Yinli Center, 19th Floor, Yejin Avenue, Qingshan District, Wuhan, Hubei, China 430080	188,808	7.2%

(1) Includes 16,875 unvested shares of restricted stock held in escrow by the Company, over which Ms. Schwan has voting power.

(2) Includes shares held by LF International Pte. Ltd., a Singapore company controlled by Mr. Li, and by Yunhong Environmental Protection Technology Co., Ltd. and Yunhong China Group Co., Ltd., its parent, each of which is majority-owned and controlled by Mr. Li.

(3) Consists of 306,469 shares held by Mitzners Consulting, LLC and 210,244 shares held by Icy Mellon LLC. Mr. Feng, the Company’s Vice President, Strategy and Business Development, is a Manager of each of those companies and has voting and investment power over the shares held by each, and is therefore deemed to beneficially own those shares. Mr. Feng is not an executive officer of the Company.

* Less than one percent.

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Series E Preferred and Series F Preferred

Name and Address of Beneficial Owner	Title of Class	Shares	Percent of Class
Wickbur Holdings LLC, 5900 Balcones Drive, Suite 100, Austin, Texas 78731	Series E Convertible Preferred Stock	130,000	100%

Agile Wisdom International Limited, 10/F, Tower A, Billion Centre, 1 Wang Kwong Road, Kowloon Bay, Kowloon, Hong Kong	Series F Convertible Preferred Stock	70,000	100%

The shares of Common Stock issuable upon conversion of the Series E Preferred and the Series F Preferred, and upon exercise of the related warrants to purchase 36,140 and 19,460 shares of Common Stock, are not included in the Common Stock table. Under the Conversion Restriction and Waiver Agreements described under “Certain Relationships and Related Person Transactions,” the holders may not convert the preferred stock or exercise the warrants during the restricted period under those agreements, which continues until 61 days after the holder delivers a written termination notice, and no termination notice may be delivered before the later of the final closing or abandonment of the Company’s proposed public offering and the second anniversary of the agreements. Accordingly, those shares are not deemed to be beneficially owned by the holders under Rule 13d-3(d)(1) under the Exchange Act. The Series E Preferred and the Series F Preferred vote together with the Common Stock as described under “Voting Securities, Quorum and Required Votes.”

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following describes transactions since January 1, 2024 in which the Company was or is to be a participant, the amount involved exceeded the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and a related person had or will have a direct or indirect material interest. Share amounts give effect to the one-for-ten reverse stock split effective October 1, 2025.

Note Payable to John H. Schwan

John H. Schwan, a former director and Chairman of the Board, is the father of Jana M. Schwan, our Chief Executive Officer and a director. The Company is obligated to Mr. Schwan under a note that bears interest at 6% per year and is subordinated to the Company’s senior credit facility. The balance of the note, including accrued interest, was approximately $1.3 million at December 31, 2023. The Company repaid $1.0 million in January 2024. The parties agreed that the remaining balance will be paid at a future date to be determined. The balance of the note was approximately $0.3 million at December 31, 2025 and 2024 and approximately $344,000 at June 30, 2026. No payments of principal or interest have been made on the note since January 2024.

Asset Purchase Agreement and Settlement with Yunhong Entities

On June 30, 2024, the Company, through its wholly owned subsidiary Yunhong Technology Industry (Hubei) Co., Ltd., acquired manufacturing equipment and related assets from Yunhong Environmental Protection Technology Co., Ltd. and its parent, Yunhong China Group Co., Ltd., each of which is majority-owned and controlled by Yubao Li, who was then Chairman of the Board and the beneficial owner of more than five percent of the Common Stock. As consideration, the Company issued 500,000 shares of Common Stock with an aggregate fair value of approximately $6.25 million. On December 2, 2025, the Company entered into a settlement agreement with the sellers under which 175,000 of those shares were reacquired and cancelled in exchange for the Company’s surrender of its rights to approximately $2.1 million of prepaid assets representing a working capital credit for the buildout of operations. No cash consideration was exchanged.

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Icy Mellon LLC

Icy Mellon LLC is the beneficial owner of more than five percent of the Common Stock and is the landlord of the Company’s Lake Barrington, Illinois facility. Chao Feng, the Company’s Vice President, Strategy and Business Development, is a Manager of Icy Mellon LLC and has voting and investment power over the shares it holds. The lease runs through April 2031. Rent expense for the facility was approximately $541,000 in 2024 and $557,000 in 2025, and rent paid in 2026 through October 31, 2026 was approximately $236,000, and the remaining lease obligations were approximately $3.3 million at December 31, 2025. On January 13, 2025, the Company issued 27,604 shares of Common Stock, with an aggregate fair value of approximately $182,000, to Icy Mellon LLC in settlement of rent payable accrued at December 31, 2024. Amounts due to Icy Mellon LLC for rent were approximately $234,000 at December 31, 2025, $283,000 at June 30, 2026 and $476,000 at October 31, 2026.

Icy Mellon LLC has also advanced the Company an aggregate of $300,000 as of October 31, 2026, consisting of $150,000 received during 2025, $75,000 received during the second quarter of 2026 and $75,000 received in October 2026. The advances are recorded as advance investor deposits. Their purpose and terms have not been finalized and remain subject to a definitive agreement.

Mitzners Consulting, LLC

Mitzners Consulting, LLC is the beneficial owner of more than five percent of the Common Stock. During the three months ended June 30, 2025, the Company issued 150,000 shares of Common Stock to Mitzners Consulting, LLC upon conversion of $1,050,000 of advance investor deposits that the Company had received during 2024. Mr. Feng is also a Manager of Mitzners Consulting, LLC and has voting and investment power over the shares it holds.

Series E Preferred and Series F Preferred Restriction and Waiver Agreements

Wickbur Holdings LLC holds all of the outstanding Series E Preferred and Warrant No. E-1, and Agile Wisdom International Limited holds all of the outstanding Series F Preferred and Warrant No. F-1. The warrants are exercisable for 36,140 and 19,460 shares of Common Stock, respectively. On September 29, 2026, in connection with a proposed public offering of the Company’s common stock, the Company entered into a Conversion Restriction and Waiver Agreement with each holder. The principal terms of the agreements are as follows:

●	Restrictions. Each holder agreed not to convert its preferred stock, exercise its warrant or transfer those securities, other than to a permitted transferee that agrees to be bound, during a restricted period.

●	Restricted period. The restricted period continues until 61 days after the holder delivers a written termination notice. A termination notice may not be delivered before the later of the final closing or abandonment of the offering and the second anniversary of the agreement.

●	Consents and waivers. Each holder consented to the offering under its stock purchase agreement and the applicable certificate of designation and waived its piggyback registration rights with respect to the offering. The Company waived its right to require exercise of the warrants during the restricted period.

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●	Series F dividends. The agreement with Agile Wisdom International Limited provides that dividends on the Series F Preferred may not be paid in shares of Common Stock during the restricted period.

●	Conforming amendments and release. The agreements amended the stock purchase agreements so that their conversion provisions conform to the certificates of designation, and each holder released claims based on the prior conversion language.

●	Warrant extension. In consideration of the holders’ agreements, the Company extended the expiration date of each warrant from March 11, 2027 to March 11, 2029.

The approximate dollar value of the amount involved, based on the incremental fair value of the warrant extensions, was $17,650 for Wickbur Holdings LLC and $9,503 for Agile Wisdom International Limited. The agreements were approved by the Audit Committee and the Board on September 29, 2026. The agreements are described in the Company’s Current Report on Form 8-K filed on October 5, 2026.

Review and Approval of Related Person Transactions

Transactions in which the Company and its directors, executive officers, significant shareholders or their immediate family members are participants are reviewed by the Audit Committee. The Audit Committee has not adopted a written policy for the review and approval of related person transactions. In determining whether to approve or ratify a transaction, the Audit Committee considers, among other factors it deems appropriate, whether the transaction is fair and reasonable to the Company, whether it is in, or not inconsistent with, the Company’s best interests, and whether its terms are no less favorable to the Company than could be obtained in an arm’s-length transaction with an unrelated third party. A director may not participate in the review of a transaction in which he or she, or an immediate family member, has a direct or indirect material interest.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and officers, as defined in Rule 16a-1(f) under the Exchange Act, and persons who beneficially own more than ten percent of the Common Stock, to file with the SEC initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Forms 4 and 5. Based solely on a review of the Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC, the Company has determined that no Form 3, 4 or 5 was filed by any director, officer or ten percent holder of the Company since January 1, 2024, and has identified the following reports that were not filed on a timely basis, including reports for 2024 that were not identified in the Company’s prior filings. Share amounts give effect to the one-for-ten reverse stock split effective October 1, 2025.

●	Jana M. Schwan, Chief Executive Officer: one Form 4 reporting one transaction, the grant of 25,000 shares of restricted stock on November 11, 2024, and one Form 4 reporting one transaction, the forfeiture to the Company in 2024 of 2,000 unvested shares from her 2022 award. Ms. Schwan also did not file a Form 4 reporting the grant of 10,000 shares of restricted stock in 2022.

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●	Gerald (J.D.) Roberts, Jr., Director: two Forms 4, each reporting one transaction, the grants of 500 shares of restricted stock in 2024 and 500 shares in 2025. Mr. Roberts did not file a Form 3 following his election to the Board on January 10, 2022.

●	Darlene Chiu Bryant, Director: a Form 3 due within ten days after her election to the Board on July 8, 2025, and one Form 4 reporting one transaction, the grant of 250 shares of restricted stock in 2025.

●	Jeffrey Leader, Director: a Form 3 due within ten days after his appointment to the Board on November 25, 2025, and one Form 4 reporting one transaction, the grant of 42 shares of restricted stock in 2025.

●	Sree Kommana, Corporate Controller and principal financial officer: a Form 3 due within ten days after her designation as principal financial officer on July 8, 2025.

●	Philip Wong, a director until January 19, 2026: two Forms 4, each reporting one transaction, the grants of 500 shares of restricted stock in 2024 and 500 shares in 2025. Mr. Wong did not file a Form 3 following his election to the Board on January 10, 2022.

●	Douglas Bosley, a director until May 1, 2025: two Forms 4, each reporting one transaction, the grants of 500 shares of restricted stock in 2024 and 125 shares in 2025. Mr. Bosley did not file a Form 3 following his election to the Board on January 10, 2022.

●	Yubao Li, a director and Chairman of the Board until February 17, 2026 and a beneficial owner of more than ten percent of the Common Stock: two Forms 4 reporting two transactions, the issuance on June 30, 2024 of 500,000 shares to Yunhong Environmental Protection Technology Co., Ltd. and Yunhong China Group Co., Ltd., entities he controls, under the Asset Purchase Agreement, and the cancellation of 175,000 of those shares on December 2, 2025, and one Form 4 reporting the transfer of 325,000 shares to Main Works International Limited in 2026. LF International Pte. Ltd., through which Mr. Li holds 710,000 shares and which is itself a beneficial owner of more than ten percent of the Common Stock, has not filed a Form 3.

●	Mitzners Consulting, LLC, a beneficial owner of more than ten percent of the Common Stock: a Form 3 due within ten days after it acquired more than ten percent of the Common Stock upon the issuance of 150,000 shares to it in the second quarter of 2025.

●	Main Works International Limited, a beneficial owner of more than ten percent of the Common Stock: a Form 3 due within ten days after it acquired 325,000 shares in 2026.

●	Chao Feng, the Company’s Vice President, Strategy and Business Development, who has voting and investment power over the shares held by Mitzners Consulting, LLC and Icy Mellon LLC and is therefore a beneficial owner of more than ten percent of the Common Stock: a Form 3 due within ten days after he first acquired beneficial ownership of more than ten percent of the Common Stock and, to the extent he has a pecuniary interest in the shares held by those entities, two Forms 4 reporting two transactions, the issuance of 27,604 shares to Icy Mellon LLC on January 13, 2025 and the issuance of 150,000 shares to Mitzners Consulting, LLC in the second quarter of 2025.

None of these reports had been filed as of the date of this proxy statement. The Company has undertaken to assist its directors and officers in satisfying their reporting obligations, including obtaining EDGAR filer access that complies with the SEC’s EDGAR Next requirements and delegating filing authority to the Company or its filing agent, and intends to adopt procedures for the preparation and filing of Section 16(a) reports on their behalf. Transactions related solely to the reverse stock split were exempt from reporting.

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SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2027 ANNUAL MEETING

The Company currently expects to hold its 2027 annual meeting of shareholders in December 2027.

Proposals for inclusion in the proxy statement. A shareholder who wishes to have a proposal considered for inclusion in the Company’s proxy statement for the 2027 annual meeting under Rule 14a-8 under the Exchange Act must submit the proposal in writing so that it is received by the Secretary, Yunhong Green CTI Ltd., 22160 North Pepper Road, Lake Barrington, Illinois 60010, no later than July 19, 2027, and must otherwise comply with Rule 14a-8. If the date of the 2027 annual meeting is changed by more than 30 days from the anniversary of the Annual Meeting, the deadline will instead be a reasonable time before the Company begins to print and send its proxy materials, and the Company will announce it.

Other business. Under Article II, Section 1 of the Company’s Amended and Restated By-Laws, a shareholder who wishes to bring business before the 2027 annual meeting, other than under Rule 14a-8, must give written notice to the Secretary not less than 120 days nor more than 150 days before the first anniversary of the date the Company first mailed its proxy materials for the Annual Meeting, that is, no earlier than June 19, 2027 and no later than July 19, 2027. The notice must be delivered by hand or by certified or registered mail, return receipt requested, to the Company’s principal executive office, and must set forth a description of the business and the reasons for conducting it at the meeting, the name and address of the shareholder as they appear on the Company’s records, the class and number of shares beneficially owned by the shareholder, a representation that the shareholder is a holder of record entitled to vote and intends to appear at the meeting in person or by proxy, and a description of any arrangements between the shareholder and any other person in connection with the proposal and any material interest of the shareholder in the business.

Director nominations. Under Article III, Section 2 of the By-Laws, a shareholder who wishes to nominate a person for election as a director at the 2027 annual meeting must give written notice to the Secretary within the same period and in the same manner. If the 2027 annual meeting is called for a date that is not within 30 days of the anniversary of the Annual Meeting, the notice must instead be received no later than the close of business on the tenth day following the day on which public disclosure of the date of the meeting is made. The notice must include the nominee’s name, age, business and residence addresses, principal occupation and beneficial ownership of the Company’s shares, the other information about the nominee that would be required in a proxy statement, the nominee’s written consent to be named and to serve, and the information about the nominating shareholder required by the By-Laws.

The chairman of the meeting may disregard any business or nomination that is not brought in compliance with these requirements. The By-Laws are filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on September 6, 2023.

Universal proxy. In addition to satisfying the requirements of the By-Laws, a shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide the notice required by Rule 14a-19 under the Exchange Act no later than November 1, 2027, the first business day after the sixtieth calendar day before the first anniversary of the Annual Meeting.

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OTHER INFORMATION

Annual Report

The 2025 Annual Report, which includes the Company’s audited financial statements for the fiscal year ended December 31, 2025, is available with this proxy statement at www.proxyvote.com. The Company will furnish a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, without charge, to any shareholder on written request to the Secretary, Yunhong Green CTI Ltd., 22160 N. Pepper Road, Lake Barrington, Illinois 60010. The Company’s filings with the SEC are also available at www.sec.gov. The contents of the Company’s website are not incorporated into this proxy statement.

Householding

The SEC permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single Notice or, where applicable, a single set of proxy materials addressed to those shareholders. This process is commonly called “householding.” The Company and some brokers household proxy materials unless contrary instructions have been received from the affected shareholders. If you no longer wish to participate in householding, or if you are receiving multiple copies and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or the Company if you are a shareholder of record. The Company will deliver promptly, on written or oral request, a separate copy of the Notice or the proxy materials to a shareholder at a shared address to which a single copy was delivered. Requests may be made to the Secretary at 22160 N. Pepper Road, Lake Barrington, Illinois 60010, or by telephone at (847) 382-1000.

Other Matters

The Board knows of no matters other than those described in this proxy statement that will be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting, the person named as proxy will vote on that matter in her discretion.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jana M. Schwan
Jana M. Schwan
Chief Executive Officer and Secretary
Dated: November 12, 2026

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ANNEX A-1

FORM OF PROXY FOR HOLDERS OF SERIES E PREFERRED

YUNHONG GREEN CTI LTD.

Annual Meeting of Shareholders, December 30, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Name of holder of record: Wickbur Holdings LLC

Number of shares of Series E Preferred held of record as of November 2, 2026: 130,000

The undersigned, a holder of record of shares of Series E Convertible Preferred Stock of Yunhong Green CTI Ltd. (the “Company”) at the close of business on November 2, 2026, hereby appoints Jana M. Schwan as proxy of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of preferred stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 9:00 a.m., Central Standard Time, on Wednesday, December 30, 2026, at 22160 N. Pepper Road, Lake Barrington, Illinois 60010, and at any adjournment or postponement of the meeting, as directed below.

The Board of Directors recommends a vote FOR each of the nominees listed in Item 1, FOR Item 2, for THREE YEARS on Item 3, and FOR Item 4.

1. Election of Directors.

Nominee	FOR	AGAINST	ABSTAIN
Fred H.F. Chak	☐	☐	☐
Jana M. Schwan	☐	☐	☐
Gerald (J.D.) Roberts, Jr.	☐	☐	☐
Darlene Chiu Bryant	☐	☐	☐
Iris Chan	☐	☐	☐
Jeffrey Leader	☐	☐	☐

2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

☐ FOR           ☐ AGAINST           ☐ ABSTAIN

3. Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

☐ 1 YEAR           ☐ 2 YEARS           ☐ 3 YEARS           ☐ ABSTAIN

4. Ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2027.

☐ FOR           ☐ AGAINST           ☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED IN ITEM 1, FOR ITEM 2, FOR 3 YEARS ON ITEM 3, AND FOR ITEM 4. THE PROXY IS AUTHORIZED TO VOTE IN HER DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Please sign exactly as the name of the holder appears on the Company’s stock records, and return this proxy to the Secretary of the Company at 22160 N. Pepper Road, Lake Barrington, Illinois 60010, so that it is received before the Annual Meeting. A person signing on behalf of an entity should state his or her title and provide evidence of authority.

Name of Holder: ______________________________

By: ______________________________

Name: ______________________________

Title: ______________________________

Date: ______________________________, 2026

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ANNEX A-2

FORM OF PROXY FOR HOLDERS OF SERIES F PREFERRED

YUNHONG GREEN CTI LTD.

Annual Meeting of Shareholders, December 30, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Name of holder of record: Agile Wisdom International Limited

Number of shares of Series F Preferred held of record as of November 2, 2026: 70,000

The undersigned, a holder of record of shares of Series F Convertible Preferred Stock of Yunhong Green CTI Ltd. (the “Company”) at the close of business on November 2, 2026, hereby appoints Jana M. Schwan as proxy of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of preferred stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 9:00 a.m., Central Standard Time, on Wednesday, December 30, 2026, at 22160 N. Pepper Road, Lake Barrington, Illinois 60010, and at any adjournment or postponement of the meeting, as directed below.

The Board of Directors recommends a vote FOR each of the nominees listed in Item 1, FOR Item 2, for THREE YEARS on Item 3, and FOR Item 4.

1. Election of Directors.

Nominee	FOR	AGAINST	ABSTAIN
Fred H.F. Chak	☐	☐	☐
Jana M. Schwan	☐	☐	☐
Gerald (J.D.) Roberts, Jr.	☐	☐	☐
Darlene Chiu Bryant	☐	☐	☐
Iris Chan	☐	☐	☐
Jeffrey Leader	☐	☐	☐

2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

☐ FOR           ☐ AGAINST           ☐ ABSTAIN

3. Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

☐ 1 YEAR           ☐ 2 YEARS           ☐ 3 YEARS           ☐ ABSTAIN

4. Ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2027.

☐ FOR           ☐ AGAINST           ☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED IN ITEM 1, FOR ITEM 2, FOR 3 YEARS ON ITEM 3, AND FOR ITEM 4. THE PROXY IS AUTHORIZED TO VOTE IN HER DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Please sign exactly as the name of the holder appears on the Company’s stock records, and return this proxy to the Secretary of the Company at 22160 N. Pepper Road, Lake Barrington, Illinois 60010, so that it is received before the Annual Meeting. A person signing on behalf of an entity should state his or her title and provide evidence of authority.

Name of Holder: ______________________________

By: ______________________________

Name: ______________________________

Title: ______________________________

Date: ______________________________, 2026

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